Derivative Financial Instruments	12 Months Ended
Dec. 31, 2020
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Derivative Financial Instruments
23	DERIVATIVE FINANCIAL INSTRUMENTS

	Assets		Liabilities
	2020	2019	2020	2019
	RMB million	RMB million	RMB million	RMB million
Fuel forward contracts	399	—	1	—
Interest rate swaps	—	27	140	10
Forward foreign currency contracts	—	43	—	13

Total	399	70	141	23

Less: current portion
– Fuel forward contracts	362	—	1	—
– Interest rate swaps	—	—	2	—
– Forward foreign currency contracts	—	43	—	13

Current portion	362	43	3	13

Non-current portion	37	27	138	10

Cash flow hedge –
Fuel price risk
The Group entered into fuel forward contracts to mitigate its jet fuel price risk. The fuel forward contracts had been designated as cash flow hedge of the Group’s highly probable forecast fuel purchase transactions. As at December 31, 2020, the notional principal of the outstanding fuel forward contracts amounted to USD252 million (December 31, 2019: Nil). These contracts would expire between 2021 and 2022.
Cash flow hedge – Interest rate risk
The Group entered into interest rate swap contracts to mitigate its interest rate risk. The interest rate swap contracts had been designated as cash flow hedge against the variability in market interest rates of lease liabilities. As at December 31, 2020, the notional principal of the outstanding interest rate swap contracts amounted to USD690 million (December 31, 2019: USD888 million). These contracts would expire between 2021 and 2025.
Cash flow hedge – Foreign currency risk
The Group entered into forward foreign currency contracts to mitigate its forward currency risk. The forward foreign currency contracts had been designated as cash flow hedge against forecasted capital expenditures and highly probable forecast fuel purchase transactions in USD. As at December 31, 2020, there were no forward foreign currency contracts.